UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02675)

Exact name of registrant as specified in charter:	Putnam Tax Exempt Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2016

Date of reporting period:	October 1, 2015 — March 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PTAEX

Putnam Tax Exempt Income Fund

Semiannual report
3|31|16

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Tax Exempt
Income Fund

Semiannual report
3 | 31 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Consider these risks before investing: Capital gains, if any, are taxable for federal and, in most cases, state purposes. Income from federally tax-exempt funds may be subject to state and local taxes. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

After enduring significant volatility in early 2016, markets around the world have shown fresh signs of strength as investor sentiment has improved. Many factors had fueled turbulence in the financial markets, including oil price volatility, uncertainty about U.S. monetary policy, and concerns about the ripple effects of China’s economic slowdown.

In the United States, investors were encouraged by the Federal Reserve’s decision in March to hold off on raising interest rates and dialing back its 2016 rate-hike forecast to two hikes instead of four. Recent U.S. economic data also have been positive, with improvements in employment, manufacturing, and consumer confidence. Meanwhile, policymakers in Europe, China, Japan, and many emerging markets continue their efforts to lift economic growth rates.

Putnam’s portfolio managers are positioned to maneuver in all types of markets with active investment strategies and support from teams of equity and fixed-income research analysts. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended March 31, 2016, as well as an outlook for the coming months.

In today’s market environment, it may be helpful to consult your financial advisor to ensure that your investment portfolio is aligned with your goals, time horizon, and risk tolerance.

As always, thank you for investing with Putnam.

Putnam Tax Exempt Income Fund

Municipal bonds can play a key role in a tax-smart investment plan

Municipal bonds finance important public projects, such as schools, roads, and hospitals, and they can help investors keep more of the income they receive from their investment. Putnam Tax Exempt Income Fund offers an additional advantage — the flexibility to invest in municipal bonds issued by any state in the country.

The income from a municipal bond is generally exempt from federal income tax. The bonds are backed by either the issuing city, town, or other government entity or by revenues collected from usage fees.

The fund's portfolio managers can select bonds from a variety of state and local governments. Because a state's fiscal health can affect the prices of its bonds, this flexibility is a distinct advantage.

The fund's portfolio managers have worked together at Putnam since 1991.

Thalia Meehan, CFA
Portfolio Manager

Paul M. Drury, CFA
Portfolio Manager

2 Tax Exempt Income Fund

Municipal bonds' tax benefits can make their income even more attractive

Index-based yields as of 3/31/16 (annual after-tax income generated by a hypothetical $100,000 investment)

Pretax yield
Taxable-equivalent yield
5%
4%
3%
2%
1%
0%
1.31% ($741)
3.21% ($1,817)
3.41% ($1,930)
Treasuries
Investment-grade corporates
Municipal bonds

Source: Putnam, as of 3/31/16. Past performance is no guarantee of future results. Yields for Treasuries, investment-grade corporates, and municipal bonds are represented by the average "yield to worst" — a calculation of the lowest possible yield generated without defaulting — of the Barclays U.S. Treasury Index, the Barclays U.S. Credit Index, and the Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable-equivalent yield and annual after-tax income are based on a 43.40% federal income tax rate. This rate reflects the American Taxpayer Relief Act of 2012 and includes the 3.80% Medicare surtax.

Defaults in the municipal bond market have been a relative rarity

Five-year average cumulative default rates, all rated securities

10%
8%
6%
4%
2%
0%
0.08%
7.49%
Municipal bonds
Corporate bonds

Source: Moody's, U.S. Municipal Bond Defaults and Recoveries, 1970–2014 (July 2015). Most recent data available.

Tax Exempt Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Barclays Municipal Bond Index, was introduced on 12/31/79, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

4	Tax Exempt Income Fund

Interview with your fund’s portfolio manager

The six-month reporting period ended March 31, 2016, proved to be a hospitable environment for fixed-income securities. How did municipal bonds perform?

Amid heightened market uncertainty surrounding U.S. central bank policy, low commodity prices, and China’s economic slowdown, municipal bonds maintained their positive monthly momentum during the reporting period. Much of the asset class’s advance occurred in January, when the Barclays Municipal Bond Index rose 1.19%.

After the Federal Reserve took the widely expected first step on the path of gradual normalization of interest rates in December 2015, investors began pricing in additional increases in 2016. However, a deep slide in oil prices early in 2016 fueled worries of slowing economic growth globally and raised questions about the central bank’s interest-rate policy. In January, the asset class benefited from a flight to quality in response to market volatility, slower growth, and a dovish Fed. At its March meeting, the central bank’s Federal Open Market Committee reduced its rate-hike forecast for the remainder of the year to two increases from the four that policymakers had anticipated at their December 2015 meeting.

In the final weeks of the reporting period, diminished expectations for near-term rate hikes and increased expectations for a more gradual pace of future hikes helped to support municipal bond prices. Fed Chair

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/16. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 15.

Tax Exempt Income Fund	5

Janet Yellen reaffirmed that the central bank would move cautiously.

Why has the asset class been so resilient?

Municipal bond prices have benefited from favorable market technicals, or their supply/demand dynamics, as well as generally stable credit fundamentals. New-issue supply has fallen, while demand, as measured by mutual fund inflows, has been consistent, with over $13.5 billion in new assets during the first quarter of 2016. Demand for municipal bonds has been dominated by households at the retail level, which comprise about 70% of municipal bond investors. Meanwhile, the biggest change that we have seen has come in the bank channel, whose shares of municipal bond assets have doubled since 2008. As such, demand for municipal bonds appears to have moved beyond its traditional base of tax-sensitive investors to include investors drawn to their high-quality, relatively low-volatility income potential, in our view.

Overall, we believe that municipal credit fundamentals are sound and defaults have been low. Credit rating upgrades of issuers have exceeded downgrades due to economic and financial stabilization across most public finance sectors. At the local level, property values have improved, contributing to modest increases in tax receipts.

We do continue to see weakness in some isolated high-profile credits. Fiscal economic data remain troubling in Puerto Rico. Investors closely monitored developments leading up to the constitutionally guaranteed Government Development Bank [GDB] debt service payment due May 1, which the U.S.

Top 10 state allocations are shown as a percentage of the fund’s net assets as of 3/31/16. Investments in Puerto Rico represented 0.0% of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6	Tax Exempt Income Fund

territory ultimately failed to pay. [The fund did not own GDB debt during the reporting period.] Investors also followed a Republican-sponsored bill to address Puerto Rico’s fiscal crisis, which the House failed to bring for a vote before the May 1 debt service payment. A separate restructuring law was recently discussed in a U.S. Supreme Court hearing. Known as the Recovery Act, the proposal would allow some public agencies to ask bondholders to accept losses on securities in the form of lower payments. However, it is not certain that the proposal will become law. A high degree of uncertainty remains as to the timing and scope of Puerto Rico’s debt restructuring, especially as multiple legal challenges are likely, in our view.

We are also closely following a handful of states and municipalities grappling with budget challenges posed by unfunded pension liabilities and health-care costs. However, while these various issuers, as well as Puerto Rico, are facing long-running headwinds, in our view, investors have shown a willingness to isolate these situations from the overall municipal market.

How did Putnam Tax Exempt Income Fund perform in this environment?

For the six months ended March 31, 2016, the fund’s class A shares before sales charges underperformed their benchmark,

Credit qualities are shown as a percentage of net assets as of 3/31/16. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

Tax Exempt Income Fund	7

the Barclays Municipal Bond Index and the average return of their Lipper peer group.

With the Fed beginning the process of normalizing interest rates, what was your investment approach during the reporting period?

Many of the same investment themes remain in place — namely, duration positioning, or interest-rate sensitivity, that is slightly below the median of the fund’s Lipper peer group; an overweight exposure to municipal bonds rated Baa relative to the benchmark; a preference for essential service utilities, continuing-care retirement communities, and higher education bonds relative to the fund’s Lipper peer group; and an underweight exposure to Puerto Rico issuers relative to the fund’s peers. However, at the beginning of 2016, in response to market volatility, marginal growth, and a dovish Fed, we extended duration by a modest amount, becoming slightly less defensive.

As the second quarter begins, we expect to move through a seasonally weaker period for municipal bond returns, as technicals generally are less favorable in March and April. We expect this negative seasonality to occur again this year due to a combination of heavier new issue supply (March new issue supply averaged 36% more than February new issue levels) and possible income-tax-related selling before April’s tax deadline. If realized, this temporary imbalance could present some interesting buying opportunities, in our view.

We do not expect municipal credit spreads [the difference in yield between higher- and lower-quality municipal bonds] to widen

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8	Tax Exempt Income Fund

by a large margin in the near term, nor do we believe that spreads will tighten. In our opinion, downside risks include flows to the asset class turning decidedly negative or interest rates spiking higher. Against this backdrop, we expect to maintain a slightly defensive, shorter-duration position and a somewhat higher cash allocation in the portfolio relative to the fund’s Lipper peers.

The Fed’s forecast for the number of rate hikes for the remainder of 2016 was reduced at its March meeting. What is your current outlook for rates and the municipal bond market?

With the Fed’s current assessment that an accommodative policy is appropriate given global risk factors and its decision to leave its benchmark rate unchanged at its April meeting, Yellen continues to communicate a dovish bias — leading some to believe that the next rate hike won’t occur until 2017. Ultimately, however, the path remains dictated by data releases and global macroeconomic factors, in our view. As such, we expect gradual rate increases, but the timing of any such increases remains uncertain.

Municipal bonds were among the best-performing asset classes in 2015. As we saw in the first quarter of 2016, the asset class began the year on solid footing, with many investors drawn during the period to the relative stability and income potential of municipal bonds as a refuge from global macroeconomic volatility.

Thank you, Thalia, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Portfolio Manager Thalia Meehan holds a B.A. from Williams College. She joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio manager is Paul M. Drury, CFA. He holds a B.A. from Suffolk University. Paul has been in the investment industry since he joined Putnam in 1989.

Tax Exempt Income Fund	9

IN THE NEWS

Since its introduction in January 2012, the Federal Reserve’s interest-rate path “dot plot” has become something of a must-read for Fed watchers. The dot plot’s origins date to 2011, when the Fed was seeking a way to convey publicly more information about the central bank’s outlook. Before every other Fed meeting, officials on the policy-setting Federal Open Market Committee (FOMC) submit updated forecasts for economic growth, unemployment, inflation, and interest-rate hikes. The dots, published as a graph in the quarterly “Summary of Economic Projections,” represent anonymously delivered forecasts from individual FOMC members. In recent months, the dot plot has been criticized by some for conveying an overly hawkish message, but Federal Reserve Chair Janet Yellen has defended the dot plot, saying it should be used to manage expectations about future hikes and not be viewed as a definitive rate path. Meanwhile, after its March 2016 meeting, the Fed released a dot plot more aligned with current market expectations — reducing the number of rate hikes this year to two from the four predicted in December. So, for now, the Fed and the market appear to be on the same page.

10	Tax Exempt Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/16

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(12/31/76)		(1/4/93)		(7/26/99)		(2/16/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.56%	6.45%	6.38%	6.38%	5.71%	5.71%	6.16%	6.07%	6.62%

10 years	54.27	48.10	46.87	46.87	42.51	42.51	49.82	44.95	57.34
Annual average	4.43	4.01	3.92	3.92	3.61	3.61	4.13	3.78	4.64

5 years	32.10	26.82	27.97	25.97	27.11	27.11	30.29	26.05	33.63
Annual average	5.73	4.87	5.06	4.73	4.91	4.91	5.43	4.74	5.97

3 years	9.67	5.29	7.60	4.67	7.10	7.10	8.83	5.29	10.49
Annual average	3.13	1.73	2.47	1.53	2.31	2.31	2.86	1.73	3.38

1 year	2.96	–1.16	2.30	–2.66	2.14	1.15	2.65	–0.68	3.17

6 months	2.90	–1.21	2.58	–2.42	2.49	1.49	2.75	–0.59	3.01

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Tax Exempt Income Fund	11

Fund price and distribution information For the six-month period ended 3/31/16

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	6		6	6	6		6

Income[1]	$0.160403		$0.132653	$0.125974	$0.147886		$0.169840

Capital gains[2]	—		—	—	—		—

Total	$0.160403		$0.132653	$0.125974	$0.147886		$0.169840

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

9/30/15	$8.70	$9.06	$8.70	$8.72	$8.73	$9.02	$8.72

3/31/16	8.79	9.16	8.79	8.81	8.82	9.12	8.81

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate[3]	3.46%	3.32%	2.82%	2.67%	3.16%	3.06%	3.66%

Taxable equivalent[4]	6.11	5.87	4.98	4.72	5.58	5.41	6.47

Current 30-day SEC yield[5]	N/A	1.49	0.92	0.78	N/A	1.23	1.76

Taxable equivalent [4]	N/A	2.63	1.63	1.38	N/A	2.17	3.11

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 43.40% federal tax rate for 2016. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12	Tax Exempt Income Fund

Comparative index returns For periods ended 3/31/16

		Lipper General & Insured
	Barclays Municipal	Municipal Debt Funds
	Bond Index	category average*

Annual average (life of fund)	—†	5.90%

10 years	60.78%	51.13
Annual average	4.86	4.19

5 years	31.26	32.80
Annual average	5.59	5.80

3 years	11.29	10.08
Annual average	3.63	3.25

1 year	3.98	3.49

6 months	3.20	3.29

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/16, there were 281, 263, 228, 210, 153, and 9 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Barclays Municipal Bond Index, was introduced on 12/31/79, which post-dates the inception of the fund’s class A shares.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal
year ended 9/30/15	0.75%	1.38%	1.53%	1.03%	0.53%

Annualized expense ratio for the six-month
period ended 3/31/16	0.77%	1.40%	1.55%	1.05%	0.55%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Tax Exempt Income Fund	13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/15 to 3/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.91	$7.09	$7.85	$5.32	$2.79

Ending value (after expenses)	$1,029.00	$1,025.80	$1,024.90	$1,027.50	$1,030.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/16, use the following calculation method. To find the value of your investment on 10/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.89	$7.06	$7.82	$5.30	$2.78

Ending value (after expenses)	$1,021.15	$1,018.00	$1,017.25	$1,019.75	$1,022.25

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Tax Exempt Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Tax Exempt Income Fund	15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2016, Putnam employees had approximately $477,000,000 and the Trustees had approximately $127,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Tax Exempt Income Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Tax Exempt Income Fund	17

The fund’s portfolio 3/31/16 (Unaudited)

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	G.O. Bonds General Obligation Bonds
AGC Assured Guaranty Corp.	GNMA Coll. Government National Mortgage
AGM Assured Guaranty Municipal Corporation	Association Collateralized
AMBAC AMBAC Indemnity Corporation	NATL National Public Finance Guarantee Corp.
BAM Build America Mutual	PSFG Permanent School Fund Guaranteed
COP Certificates of Participation	Radian Insd. Radian Group Insured
FGIC Financial Guaranty Insurance Company	SGI Syncora Guarantee, Inc.
FHL Banks Coll. Federal Home Loan Banks	U.S. Govt. Coll. U.S. Government Collateralized
System Collateralized	VRDN Variable Rate Demand Notes, which are
FHLMC Coll. Federal Home Loan Mortgage	floating-rate securities with long-term maturities
Corporation Collateralized	that carry coupons that reset and are payable upon
FNMA Coll. Federal National Mortgage	demand either daily, weekly or monthly. The rate
Association Collateralized	shown is the current interest rate at the close of the
FRB Floating Rate Bonds: the rate shown	reporting period.
is the current interest rate at the close of the
reporting period

MUNICIPAL BONDS AND NOTES (99.0%)*	Rating**	Principal amount	Value

Alabama (0.7%)
Cullman Cnty., Hlth. Care Auth. Rev. Bonds
(Cullman Regl. Med. Ctr.), Ser. A, 7s, 2/1/36	Ba1	$1,750,000	$1,899,870

Jefferson Cnty., Swr. Rev. Bonds, Ser. D,
6 1/2s, 10/1/53	BBB–	1,000,000	1,204,890

Selma, Indl. Dev. Board Rev. Bonds
(Gulf Opportunity Zone Intl. Paper Co.),
Ser. A, 6 1/4s, 11/1/33	BBB	3,500,000	4,065,495

			7,170,255
Arizona (1.8%)
Casa Grande, Indl. Dev. Auth. Rev. Bonds
(Casa Grande Regl. Med. Ctr.), Ser. A, 7 5/8s,
12/1/29 (escrow) F	D/P	2,850,000	8,519

Coconino Cnty., Poll. Control Rev. Bonds (Tucson
Elec. Pwr. Co. — Navajo), Ser. A, 5 1/8s, 10/1/32	A3	2,000,000	2,201,080

Glendale, Indl. Dev. Auth. Rev. Bonds
(Midwestern U.), 5 1/8s, 5/15/40	A–	3,500,000	3,863,930

Maricopa Cnty., Poll. Control Rev. Bonds
(El Paso Elec. Co.), Ser. A, 7 1/4s, 2/1/40	Baa1	3,300,000	3,813,381

Mesa, St. & Hwy. Rev. Bonds
5s, 7/1/22	AA	2,000,000	2,389,060
5s, 7/1/21	AA	1,500,000	1,760,220

Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds
(Great Hearts Academies), 5s, 7/1/44	BBB–	1,000,000	1,094,510

Salt Verde, Fin. Corp. Gas Rev. Bonds,
5 1/2s, 12/1/29	Baa1	1,750,000	2,212,403

			17,343,103

18	Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

California (10.2%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Episcopal Sr. Cmntys.), Ser. A, 5s, 7/1/42	BBB+/F	$1,300,000	$1,417,507

CA Hsg. Fin. Agcy. Rev. Bonds (Home Mtge.),
Ser. K, 4 3/4s, 8/1/36	A2	5,750,000	5,758,050

CA Muni. Fin. Auth. COP (Cmnty. Hosp.
Central CA)
5 1/4s, 2/1/37	A–	1,525,000	1,568,219
U.S. Govt. Coll., 5 1/4s, 2/1/37
(Prerefunded 2/1/17)	AAA/P	1,075,000	1,115,839

CA Muni. Fin. Auth. Rev. Bonds (Biola U.),
5 7/8s, 10/1/34	Baa1	1,500,000	1,624,425

CA State G.O. Bonds
6 1/2s, 4/1/33	Aa3	5,000,000	5,799,750
5 3/4s, 4/1/31	Aa3	10,000,000	11,395,300
5 1/2s, 3/1/40	Aa3	10,300,000	11,895,161

CA State Dept. of Wtr. Resources Rev. Bonds
(Central Valley)
5s, 12/1/29	AAA	175,000	189,928
U.S. Govt. Coll., 5s, 12/1/29
(Prerefunded 6/1/18)	AA+	4,825,000	5,264,799

CA State Edl. Fac. Auth. Rev. Bonds
(Pacific U.), Ser. A, 5s, 11/1/30	A2	750,000	874,095
(Santa Clara U.), 5s, 4/1/23	Aa3	375,000	462,334

CA State Infrastructure & Econ. Dev. Bank Rev.
Bonds (Science Ctr. Phase II), Ser. B, FGIC,
NATL, 5s, 5/1/23	AA–	640,000	641,946

CA State Poll. Control Fin. Auth. Rev. Bonds
(Wtr. Furnishing), 5s, 11/21/45	Baa3	3,000,000	3,292,380

CA State Pub. Wks. Board Rev. Bonds
Ser. I-1, 6 1/8s, 11/1/29	A1	2,000,000	2,331,940
Ser. A-1, 6s, 3/1/35	A1	3,100,000	3,606,695
(Capital Projects), Ser. A, 5s, 4/1/29	A1	3,605,000	4,257,145

CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(899 Charleston, LLC), Ser. A, 5 1/4s, 11/1/44	BB/P	655,000	672,711
AGM, 5s, 11/15/44	AA	1,500,000	1,696,950

Corona-Norco, School Dist. Pub. Fin. Auth. Special
Tax Bonds, Ser. A, 5s, 9/1/35	A–	585,000	644,196

Los Angeles, Dept. of Arpt. Rev. Bonds
(Los Angeles Intl. Arpt.)
Ser. B, 5s, 5/15/33	AA–	1,000,000	1,172,590
5s, 5/15/30	AA	2,000,000	2,333,760

Los Angeles, Unified School Dist. G.O. Bonds,
Ser. I, 5s, 7/1/26	Aa2	5,000,000	5,640,900

M-S-R Energy Auth. Rev. Bonds, Ser. A,
6 1/2s, 11/1/39	BBB+	2,250,000	3,190,343

Oakland, Alameda Cnty. Unified School Dist. G.O.
Bonds, Ser. A, 5s, 8/1/40	BBB+/P	1,000,000	1,133,700

Port of Oakland, Rev. Bonds, Ser. P, 5s, 5/1/33	A+	1,240,000	1,399,464

Riverside Cnty., Asset Leasing Corp. Rev. Bonds
(Riverside Cnty. Hosp.), NATL, zero %, 6/1/25	AA–	4,000,000	3,020,880

Tax Exempt Income Fund	19

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

California cont.
Sacramento, City Fin. Auth. Tax Alloc. Bonds,
Ser. A, FGIC, NATL, zero %, 12/1/22	AA–	$7,500,000	$6,470,850

Sacramento, Regl. Trans. Dist. Rev. Bonds
(Farebox), 5s, 3/1/25	A3	1,000,000	1,146,360

Solano, Cmnty. College Dist. G.O. Bonds
(Election of 2002), Ser. B, FGIC, NATL, zero %,
8/1/26 (Prerefunded 8/1/16)	Aa3	9,560,000	5,870,031

Stockton, Pub. Wtr. Fin. Auth. Rev. Bonds
(Delta Wtr. Supply), Ser. A, 6 1/4s, 10/1/40	A	1,375,000	1,702,910

Turlock, Irrigation Dist. Rev. Bonds,
Ser. A, 5s, 1/1/40	AA–	2,000,000	2,208,200

			99,799,358
Colorado (2.0%)
CO State Hlth. Fac. Auth. Rev. Bonds
(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), 5 1/2s, 6/1/33	Baa1	650,000	751,881
(Valley View Assn.), 5 1/4s, 5/15/42	A–	1,500,000	1,555,290
(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), 5 1/4s, 6/1/22	Baa1	290,000	292,271
(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), U.S. Govt. Coll., 5 1/4s,
6/1/22 (Prerefunded 6/1/16)	AAA/P	710,000	715,233
(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), Ser. A, 5s, 6/1/45	Baa1	2,000,000	2,171,140
(Valley View Hosp. Assn.), 5s, 5/15/45	A–	1,000,000	1,131,120
(Covenant Retirement Cmnty.), Ser. A,
5s, 12/1/35	BBB+/F	1,000,000	1,102,580
(Covenant Retirement Cmnty.), Ser. A,
5s, 12/1/33	BBB+/F	1,650,000	1,797,791
(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), 5s, 6/1/16	Baa1	210,000	211,325

Denver City & Cnty., Arpt. Rev. Bonds (Sub. Syst.),
Ser. A, 5 1/2s, 11/15/31	A2	1,925,000	2,287,709

E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. A,
NATL, zero %, 9/1/34	AA–	13,000,000	6,729,060

Park Creek Metro. Dist. Tax Allocation Bonds (Sr.
Ltd. Property Tax Supported), Ser. A, 5s, 12/1/45	BBB/F	225,000	249,327

Regl. Trans. Dist. Rev. Bonds
(Denver Trans. Partners), 6s, 1/15/41	Baa3	750,000	862,080

			19,856,807
Delaware (0.6%)
DE State Econ. Dev. Auth. Rev. Bonds
(Delmarva Pwr.), 5.4s, 2/1/31	Baa1	1,700,000	1,889,669
(Indian River Pwr.), 5 3/8s, 10/1/45	Baa3	4,200,000	4,384,254

			6,273,923
District of Columbia (3.4%)
DC G.O. Bonds, Ser. C, 5s, 6/1/38	Aa1	2,000,000	2,361,920

DC Rev. Bonds
(Howard U.), Ser. A, 6 1/2s, 10/1/41	BBB	3,000,000	3,212,880
(Kipp Charter School), 6s, 7/1/33	BBB+	950,000	1,107,928

DC Ballpark Rev. Bonds, Ser. B-1, FGIC,
NATL, 5s, 2/1/25	AA–	1,035,000	1,038,540

20	Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

District of Columbia cont.
DC U. Rev. Bonds (Gallaudet U.)
5 1/2s, 4/1/41	A+	$2,000,000	$2,319,460
5 1/2s, 4/1/34	A+	1,000,000	1,172,660

DC, Wtr. & Swr. Auth. Pub. Util. Rev. Bonds
(Green Bond), Ser. A, 5s, 10/1/45	AA+	6,300,000	7,379,190
Ser. B, 5s, 10/1/37	AA+	3,135,000	3,729,239
Ser. B, 5s, 10/1/35	AA+	5,000,000	5,994,000

Metro. Washington, Arpt. Auth. Dulles Toll Rd.
Rev. Bonds (Metrorail), Ser. A, zero %, 10/1/37	Baa1	11,000,000	4,598,660

			32,914,477
Florida (6.2%)
Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds
(Health First, Inc.), U.S. Govt. Coll., 7s, 4/1/39
(Prerefunded 4/1/19)	A2	4,000,000	4,717,960

Cape Coral, Wtr.& Swr. Rev. Bonds, AMBAC, 5s,
10/1/26 (Prerefunded 10/1/16)	A1	2,500,000	2,553,000

Double Branch Cmnty. Dev. Dist. Special Assmt.
Bonds, Ser. A-1, 4 1/4s, 5/1/34	A–	890,000	913,647

FL Hsg. Fin. Corp. Rev. Bonds (Homeowner
Mtge.), Ser. 2, GNMA Coll, FNMA Coll, FHLMC
Coll., 4.95s, 7/1/37	Aaa	800,000	800,240

FL State Muni. Pwr. Agcy. Rev. Bonds, Ser. A, 5s,
10/1/31 (Prerefunded 10/1/18)	A2	3,300,000	3,595,515

Halifax Hosp. Med. Ctr. Rev. Bonds, 5s, 6/1/36	A–	2,250,000	2,583,968

Hernando Cnty., Rev. Bonds (Criminal Justice
Complex Fin.), FGIC, NATL, 7.65s, 7/1/16	AA–	10,000,000	10,156,500

Lakeland, Hosp. Syst. Rev. Bonds (Lakeland
Regl. Hlth.), 5s, 11/15/40	A2	2,175,000	2,448,376

Lee Cnty., Rev. Bonds, SGI, 5s, 10/1/25
(Prerefunded 10/1/16)	Aa2	5,500,000	5,620,670

Miami-Dade Cnty., Rev. Bonds (Tran. Syst.
Sales Surtax), 5s, 7/1/42	AA	3,000,000	3,412,080

Miami-Dade Cnty., Aviation Rev. Bonds
Ser. B, 5s, 10/1/41	A2	5,000,000	5,478,650
Ser. A, 5s, 10/1/38	A	1,750,000	1,989,155
5s, 10/1/28	A2	500,000	587,965

Miami-Dade Cnty., Expressway Auth. Toll Syst.
Rev. Bonds, Ser. A, 5s, 7/1/44	A2	1,000,000	1,121,710

Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
(Presbyterian Retirement Cmntys.), 5s, 8/1/34	A–/F	1,800,000	1,978,794

Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
(Acts Retirement-Life Cmnty.), 5 1/2s, 11/15/33	BBB+	5,000,000	5,473,500

South Broward, Hosp. Dist. Rev. Bonds, NATL,
4 3/4s, 5/1/28	AA	2,000,000	2,080,220

Southeast Overtown Park West Cmnty. Redev.
Agcy. 144A Tax Alloc. Bonds, Ser. A-1, 5s, 3/1/30	BBB+	480,000	538,843

Sunrise, Util. Syst. Rev. Bonds, AMBAC,
5.2s, 10/1/22	AA–	3,405,000	3,755,681

Tampa, Hlth. Syst. Rev. Bonds (Baycare), Ser. A,
5s, 11/15/46	Aa2	700,000	819,749

			60,626,223

Tax Exempt Income Fund	21

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

Georgia (3.5%)
Atlanta, Arpt. Rev. Bonds (Hartsfield-Jackson Intl.
Arpt.), Ser. A, 5s, 1/1/35	Aa3	$2,000,000	$2,245,780

Atlanta, Arpt. Passenger Fac. Charge Rev.
Bonds, 5s, 1/1/31	Aa3	3,075,000	3,650,825

Atlanta, Wtr. & Waste Wtr. Rev. Bonds
Ser. A, 6 1/4s, 11/1/39 (Prerefunded 11/1/19)	Aa3	4,500,000	5,332,185
5s, 11/1/40	Aa3	4,860,000	5,690,039

Forsyth Cnty., Hosp. Auth. Rev. Bonds
(Baptist Hlth. Care Syst.), U.S. Govt. Coll., 6 1/4s,
10/1/18 (Escrowed to maturity)	AA+	370,000	397,243

Fulton Cnty., Dev. Auth. Rev. Bonds (GA Tech
Athletic Assn.), Ser. A, 5s, 10/1/42	A2	2,250,000	2,564,753

GA State Private College & U. Auth. Rev.
Bonds (Emory U.)
Ser. A, 5s, 10/1/43	Aa2	2,400,000	2,777,280
Ser. B, 5s, 9/1/29	Aa2	2,250,000	2,544,120

Gainesville & Hall Cnty., Hosp. Auth. Rev.
Bonds (Northeast GA Hlth. Care), Ser. S,
5 1/2s, 8/15/54	AA–	1,825,000	2,166,695

Main St. Natural Gas, Inc. Rev. Bonds (GA Gas),
Ser. A, 5 1/2s, 9/15/21	Baa1	370,000	437,532

Marietta, Dev. Auth. Rev. Bonds (Fac. of
Life U., Inc.), 7s, 6/15/39	Ba3	2,450,000	2,571,692

Muni. Election Auth. of GA Rev. Bonds
(Plant Voltage Units 3 & 4), Ser. A,
5 1/2s, 7/1/60	A+	3,500,000	4,120,900

			34,499,044
Guam (0.1%)
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A
5s, 10/1/34	Baa2	200,000	223,300
AGM, 5s, 10/1/30	AA	500,000	583,570

			806,870
Illinois (5.5%)
Chicago, G.O. Bonds
Ser. B-2, 5 1/2s, 1/1/37	BBB+	6,000,000	5,984,700
Ser. A, 5 1/4s, 1/1/33	BBB+	1,200,000	1,190,664

Chicago, Board of Ed. G.O. Bonds, Ser. C,
5 1/4s, 12/1/39	B+	3,500,000	2,841,335

Chicago, Motor Fuel Tax Rev. Bonds, AGM
5s, 1/1/33	AA	1,000,000	1,065,930
5s, 1/1/30	AA	200,000	215,532

Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. A, 5 3/4s, 1/1/39	A2	1,650,000	1,934,081
Ser. F, 5s, 1/1/40	A2	3,700,000	4,029,448

Chicago, Waste Wtr. Transmission Rev. Bonds
5s, 1/1/44	A	3,000,000	3,203,970
(2nd Lien), 5s, 1/1/39	A	2,720,000	2,933,139

Chicago, Wtr. Wks Rev. Bonds, AGM, 5s, 11/1/25	AA	4,750,000	5,086,918

22	Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

Illinois cont.
IL Fin. Auth. Rev. Bonds
(Rush U. Med. Ctr.), Ser. B, U.S. Govt. Coll.,
7 1/4s, 11/1/38 (Prerefunded 11/1/18)	Aaa	$2,520,000	$2,922,444
(Silver Cross Hosp. & Med. Ctr.), 7s, 8/15/44
(Prerefunded 8/15/19)	AAA/P	5,500,000	6,581,905
(Rush U. Med. Ctr.), Ser. C, U.S. Govt. Coll.,
6 5/8s, 11/1/39 (Prerefunded 5/1/19)	Aaa	1,075,000	1,257,492
(Roosevelt U.), 6 1/2s, 4/1/39	Baa3	1,000,000	1,100,140
(Elmhurst Memorial), Ser. A, 5 5/8s, 1/1/37	Baa2	1,000,000	1,062,850
(Newman Foundation), Radian Insd., 5s, 2/1/32	AA	3,000,000	3,037,470

IL State G.O. Bonds
5s, 1/1/41	A–	3,000,000	3,187,560
5s, 8/1/21	A–	2,250,000	2,496,623

IL State Toll Hwy. Auth. Rev. Bonds, Ser. A-1, AGM,
5s, 1/1/22 (Prerefunded 7/1/16)	AA	1,000,000	1,010,840

Railsplitter, Tobacco Settlement Auth. Rev.
Bonds, 6s, 6/1/28	A–	2,150,000	2,565,746

Springfield, Elec. Rev. Bonds, AGM, 5s, 3/1/40	AA	500,000	566,350

			54,275,137
Indiana (2.2%)
IN Bk. Special Program Gas Rev. Bonds, Ser. A,
5 1/4s, 10/15/21	A3	6,150,000	7,121,270

IN State Fin. Auth. Econ. Dev. Mandatory Put
Bonds (6/1/16) (Republic Svcs., Inc.), Ser. A,
0.7s, 5/1/34	BBB+	3,250,000	3,248,375

IN State Fin. Auth. Edl. Fac. Rev. Bonds
(Butler U.), Ser. B, 5s, 2/1/27	BBB+	935,000	1,061,431

Indianapolis, Arpt. Auth. Rev. Bonds
(Federal Express Corp.), 5.1s, 1/15/17	Baa2	4,500,000	4,641,075

Jasper Cnty., Indl. Poll. Control Rev. Bonds
AMBAC, 5.7s, 7/1/17	Baa1	2,500,000	2,636,600
NATL, 5.6s, 11/1/16	AA–	2,750,000	2,822,628

			21,531,379
Iowa (0.3%)
IA Fin. Auth. Hlth. Fac. Rev. Bonds (Dev. Care
Initiatives), Ser. A, 5 1/2s, 7/1/21	BB+	2,500,000	2,522,875

Tobacco Settlement Auth. of IA Rev. Bonds,
Ser. C, 5 3/8s, 6/1/38	B+	750,000	749,955

			3,272,830
Kansas (0.3%)
KS State Dev. Fin. Auth. Rev. Bonds
(Lifespace Cmnty’s. Inc.), Ser. S, 5s, 5/15/30	A/F	2,900,000	3,063,966

			3,063,966
Kentucky (1.0%)
KY Pub. Trans. Infrastructure Auth. Rev. Bonds
(1st Tier Downtown Crossing), Ser. A, 6s, 7/1/53	Baa3	1,400,000	1,638,602

Louisville & Jefferson Cnty., Metro. Govt. College
Rev. Bonds (Bellarmine U.), Ser. A, 6s, 5/1/38	Baa3	855,000	906,847

Louisville & Jefferson Cnty., Metro. Govt. Hlth.
Syst. Rev. Bonds (Norton Hlth. Care, Inc.),
5s, 10/1/30	A–	4,000,000	4,080,600

Tax Exempt Income Fund	23

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

Kentucky cont.
Louisville, Regl. Arpt. Auth. Syst. Rev.
Bonds, Ser. A
5s, 7/1/31	A+	$415,000	$479,101
5s, 7/1/30	A+	1,000,000	1,158,430

Owen Cnty., Wtr. Wks. Syst. Rev. Bonds
(American Wtr. Co.), Ser. A, 6 1/4s, 6/1/39	A	1,000,000	1,122,780

			9,386,360
Louisiana (0.5%)
LA Pub. Fac. Auth. Rev. Bonds
(Entergy LA LLC), 5s, 6/1/30	A2	2,500,000	2,504,325

LA State Pub. Fac. Auth. Rev. Bonds
(Ochsner Clinic Foundation), 5s, 5/15/47	Baa1	1,075,000	1,180,468

Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A,
5s, 5/15/23	A	1,200,000	1,406,244

			5,091,037
Maryland (0.6%)
MD Econ. Dev. Corp. Poll. Control Rev. Bonds
(Potomac Electric Power Co.), 6.2s, 9/1/22	A2	1,100,000	1,255,551

MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(Meritus Med. Ctr.), 5s, 7/1/40	BBB	1,250,000	1,397,900
(Peninsula Regl. Med. Ctr.), 5s, 7/1/39	A2	2,750,000	3,137,943

			5,791,394
Massachusetts (4.8%)
MA State Dept. Trans. Rev. Bonds
(Metro Hwy. Syst.), Ser. B, 5s, 1/1/37	A+	6,750,000	7,478,393

MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 8s, 4/15/39
(Prerefunded 10/15/19)	BBB	920,000	1,140,506
(Berklee College of Music), 5 1/4s, 10/1/41	A2	5,500,000	6,449,795
(Wheelock College), Ser. C, 5 1/4s, 10/1/29	BBB	3,300,000	3,420,021
(Suffolk U.), 5 1/8s, 7/1/40	Baa2	2,000,000	2,126,080

MA State Edl. Fin. Auth. Rev. Bonds, Ser. B,
5.7s, 1/1/31	AA	2,615,000	2,829,535

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Suffolk U.), Ser. A, U.S. Govt. Coll., 5 3/4s,
7/1/39 (Prerefunded 7/1/19)	Baa2	4,000,000	4,513,680
(Springfield College), 5 5/8s, 10/15/40	Baa1	2,550,000	2,827,466
(Springfield College), 5 1/2s, 10/15/31	Baa1	600,000	672,270
(Sterling & Francine Clark), Ser. A, 5s, 7/1/36
(Prerefunded 7/1/16)	AA	3,305,000	3,340,826
(Northeastern U.), Ser. A, 5s, 10/1/35	A2	4,100,000	4,633,082

MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. A,
5.1s, 12/1/30	Aa3	1,480,000	1,588,084

MA State School Bldg. Auth. Sales Tax Rev. Bonds,
Ser. C, 5s, 8/15/37	AA+	1,625,000	1,941,193

Metro. Boston, Trans. Pkg. Corp. Rev. Bonds
5 1/4s, 7/1/36	A1	2,000,000	2,335,800
(Systemwide Pkg.), 5 1/4s, 7/1/33	A1	2,000,000	2,346,720

			47,643,451

24	Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

Michigan (3.0%)
Detroit, G.O. Bonds, AMBAC, 5 1/4s, 4/1/24	BB/P	$77,500	$77,495

Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B,
AGM, 6 1/4s, 7/1/36	AA	4,040,000	4,564,877

Flint, Hosp. Bldg. Auth. Rev. Bonds
(Hurley Med. Ctr.), 7 3/8s, 7/1/35	Ba1	1,250,000	1,425,963

Karegnondi, Wtr. Auth. Rev. Bonds
(Wtr. Supply Syst.), Ser. A, 5 1/4s, 11/1/30	A2	3,000,000	3,529,650

MI State Fin. Auth. Rev. Bonds
Ser. G-5A, AMBAC, 5 1/4s, 4/1/24	A–	422,500	423,628
(Beaumont Hlth. Credit Group), Ser. A,
5s, 11/1/44	A1	1,750,000	1,992,445
Ser. H-1, 5s, 10/1/39	AA–	5,250,000	5,972,715
(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. D-2, 5s, 7/1/34	BBB+	400,000	453,412
(Detroit Wtr. & Swr.), Ser. C-6, 5s, 7/1/33	A–	270,000	308,089
(Local Govt. Loan Program), Ser. F1,
4 1/2s, 10/1/29	A	650,000	709,345

MI State Hosp. Fin. Auth. Rev. Bonds
Ser. A, 6 1/8s, 6/1/39 (Prerefunded 6/1/19)	AA+	2,500,000	2,896,125
(Henry Ford Hlth. Syst.), Ser. A,
5 1/4s, 11/15/46	A3	4,410,000	4,521,088

Oakland U. Rev. Bonds, 5s, 3/1/39	A1	2,000,000	2,273,580

			29,148,412
Minnesota (1.0%)
Douglas Cnty., Gross Hlth. Care Fac. Rev.
Bonds (Douglas Cnty. Hosp.), 6 1/4s, 7/1/38
(Prerefunded 7/1/18)	AAA/P	1,035,000	1,158,921

Minneapolis & St. Paul, Hsg. & Redev. Auth.
Hlth. Care VRDN (Allina Hlth. Syst.), Ser. B-1,
0.37s, 11/15/35	VMIG1	1,800,000	1,800,000

Minneapolis Hlth. Care Syst. Rev. Bonds
(Fairview Hlth. Svcs. Oblig. Group), Ser. A,
5s, 11/15/44	A+	1,000,000	1,124,970

Minneapolis, Rev. Bonds (National Marrow
Donor Program), U.S. Govt. Coll., 4 7/8s, 8/1/25
(Prerefunded 8/1/18)	BBB+	2,000,000	2,184,200

St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac. Rev.
Bonds (HealthPartners Oblig. Group), U.S. Govt.
Coll., 5 1/4s, 5/15/36 (Prerefunded 11/15/16)	Aaa	2,155,000	2,217,366

St. Paul, Port Auth. Solid Waste Disp. 144A
Rev. Bonds (Gerdau St. Paul Steel Mill), Ser. 7,
4 1/2s, 10/1/37	BBB–	1,500,000	1,280,235

			9,765,692
Mississippi (1.4%)
Jackson Cnty., Port Fac. VRDN (Chevron USA,
Inc.), 0.34s, 6/1/23	P-1	5,700,000	5,700,000

MS Bus. Fin. Corp. Rev. Bonds (Syst. Energy
Resources, Inc.), 5 7/8s, 4/1/22	BBB	2,170,000	2,197,060

MS State Bus. Fin. Commission Gulf Opportunity
Zone VRDN (Chevron USA, Inc.), Ser. E,
0.38s, 12/1/30	VMIG1	6,000,000	6,000,000

			13,897,060

Tax Exempt Income Fund	25

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

Missouri (1.0%)
MO State Dev. Fin. Board Infrastructure Fac. Rev.
Bonds (Independence, Elec. Syst. Dogwood),
Ser. A, 5s, 6/1/37	A	$2,000,000	$2,230,360

MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
(WA U. (The)), Ser. A, 5 3/8s, 3/15/39	Aaa	2,250,000	2,436,795

MO State Hlth. & Edl. Fac. Auth. VRDN
(WA U. (The))
Ser. C, 0.35s, 9/1/30	VMIG1	1,000,000	1,000,000
Ser. D, 0.35s, 9/1/30	VMIG1	4,400,000	4,400,000

			10,067,155
Nevada (0.2%)
Clark Cnty., Arpt. Rev. Bonds, Ser. A-2, 5s, 7/1/33	A1	1,300,000	1,509,079

Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Mountains Edge Local No. 142), 5s, 8/1/20	BBB	840,000	919,724

			2,428,803
New Hampshire (0.3%)
NH Hlth. & Ed. Fac. Auth. VRDN (U. Syst. of NH),
Ser. B, 0.35s, 7/1/33	VMIG1	1,015,000	1,015,000

NH State Bus. Fin. Auth. Rev. Bonds (Elliot Hosp.
Oblig. Group), Ser. A, 6 1/8s, 10/1/39	Baa1	2,000,000	2,213,960

			3,228,960
New Jersey (4.2%)
Bayonne, G.O. Bonds (Qualified Gen. Impt.), BAM,
5s, 7/1/39 ##	AA	1,300,000	1,486,394

NJ State Econ. Dev. Auth. Rev. Bonds
(MSU Student Hsg.), 5 7/8s, 6/1/42	Baa3	3,840,000	4,271,309
(School Facs. Construction), Ser. AA,
5 1/4s, 12/15/33	A3	4,045,000	4,285,880
(School Facs. Construction), Ser. AA, U.S. Govt.
Coll., 5 1/4s, 12/15/33 (Prerefunded 6/15/19)	AAA/P	1,455,000	1,645,969

NJ State Econ. Dev. Auth. Wtr. Fac. Rev. Bonds
(NJ American Wtr. Co.)
Ser. B, 5.6s, 11/1/34	A1	2,000,000	2,216,500
Ser. D, 4 7/8s, 11/1/29	A1	1,100,000	1,191,399

NJ State Higher Ed. Assistance Auth. Rev. Bonds
(Student Loan), Ser. A, 5 5/8s, 6/1/30	AA	2,250,000	2,459,138

NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 6 5/8s, 7/1/38	Baa3	3,000,000	3,306,360
(Holy Name Hosp.), 5s, 7/1/36	Baa2	2,500,000	2,515,075

NJ State Tpk. Auth. Rev. Bonds, Ser. E,
5 1/4s, 1/1/40	A+	3,000,000	3,320,340

NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans. Syst.)
Ser. A, 6s, 6/15/35	A3	3,000,000	3,432,870
Ser. C, AMBAC, zero %, 12/15/24	A3	8,760,000	6,352,664

Union Cnty., Util. Auth. Resource Recvy. Fac.
Lease Rev. Bonds (Covanta Union), Ser. A,
5 1/4s, 12/1/31	AA+	4,750,000	5,224,098

			41,707,996

26	Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

New Mexico (1.0%)
Farmington, Poll. Control Rev. Bonds
(Public Service Co. of San Juan, NM), Ser. B,
4 7/8s, 4/1/33	BBB+	$2,110,000	$2,141,207
(AZ Pub. Svc. Co.), Ser. B, 4.7s, 9/1/24	A2	4,500,000	5,015,790

Sante Fe, Retirement Fac. Rev. Bonds (El Castillo
Retirement Res.), 5s, 5/15/32	BBB–	2,155,000	2,242,256

			9,399,253
New York (8.9%)
Hudson Yards, Infrastructure Corp. Rev. Bonds,
Ser. A, 5 3/4s, 2/15/47	A2	3,000,000	3,518,580

Metro. Trans. Auth. Rev. Bonds, Ser. D
5s, 11/15/36	AA–	2,500,000	2,856,200
5s, 11/15/29	AA–	3,000,000	3,544,500

Metro. Trans. Auth. Dedicated Tax Fund Rev.
Bonds, Ser. A
5 1/2s, 11/15/39	AA	1,825,000	2,028,104
5 1/2s, 11/15/39 (Prerefunded 11/15/18)	AAA/P	175,000	195,389
5 1/4s, 11/15/34	AA	3,700,000	4,619,598

NY City, Indl. Dev. Agcy. Rev. Bonds (Queens
Baseball Stadium — Pilot), AMBAC, 5s, 1/1/23	Ba1	300,000	309,420

NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. Rev.
Bonds, Ser. DD, 5s, 6/15/35	Aa1	2,000,000	2,378,120

NY City, Transitional Fin. Auth. Rev.
Bonds, Ser. E-1
5s, 2/1/41	AAA	5,000,000	5,833,150
5s, 2/1/39	AAA	3,500,000	4,167,030

NY City, Transitional Fin. Auth. Bldg. Aid Rev.
Bonds, Ser. S-1
5s, 7/15/43	Aa2	5,000,000	5,878,850
5s, 7/15/40	Aa2	5,000,000	5,808,350

NY State Dorm. Auth. Rev. Bonds
(Construction City U. Syst.), Ser. A, 6s, 7/1/20	Aa2	10,900,000	12,770,004
(City U.), Ser. A, 5 3/4s, 7/1/18	Aa2	7,900,000	8,337,660
(State U. Edl. Fac.), Ser. A, 5 1/2s, 5/15/19	Aa2	15,000,000	16,604,550

NY State Dorm. Auth. Non-State Supported Debt
Rev. Bonds (Brooklyn Law School), Ser. A, 5s,
7/1/23 (Prerefunded 7/1/22)	Baa1	1,000,000	1,225,050

NY State Dorm. Auth. Personal Income
Tax Rev. Bonds
(Ed.), Ser. B, 5 3/4s, 3/15/36	AAA	500,000	567,330
Ser. E, 5s, 2/15/44	AAA	3,500,000	4,064,655

Onondaga, Civic Dev. Corp. Rev. Bonds (St.
Joseph’s Hosp. Hlth. Ctr.), U.s. Govt. Coll., 5 1/8s,
7/1/31 (Prerefunded 7/1/19)	AAA/P	1,385,000	1,567,086

Port Auth. of NY & NJ Rev. Bonds (Kennedy Intl.
Arpt. — 5th Installment), 6 3/4s, 10/1/19	BBB–/P	1,300,000	1,300,299

			87,573,925

Tax Exempt Income Fund	27

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

North Carolina (1.4%)
Charlotte, Wtr. & Swr. Syst. Rev.
Bonds, 5s, 7/1/21	Aaa	$1,000,000	$1,196,310

NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
Ser. C, 6 3/4s, 1/1/24 (Prerefunded 1/1/19)	AAA/F	1,250,000	1,446,638
AMBAC, 6s, 1/1/18 (Escrowed to maturity)	AAA/F	7,000,000	7,629,790

NC State Med. Care Cmnty. Hlth. Care Fac. Rev.
Bonds (Deerfield), Ser. A, 6s, 11/1/33	BBB+/F	2,345,000	2,591,436

NC State Muni. Pwr. Agy. No. 1 Rev. Bonds
(Catawba Elec.), Ser. A
5s, 1/1/30	A2	345,000	377,178
FHL Banks Coll., U.S. Govt. Coll., 5s, 1/1/30
(Prerefunded 1/1/19)	AAA/F	855,000	951,589

			14,192,941
Ohio (2.9%)
Buckeye, Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A-2, 5 3/4s, 6/1/34	B–	4,000,000	3,743,160

Franklin Cnty., Hlth. Care Fac. Rev. Bonds
(OH Presbyterian Retirement Svcs. (OPRS)
Cmntys. Oblig. Group), Ser. A
6 1/8s, 7/1/40	BBB–	1,000,000	1,104,610
6s, 7/1/35	BBB–	1,875,000	2,071,406

Hamilton Cnty., Hlth. Care Rev. Bonds
(Life Enriching Cmntys.), 5s, 1/1/32	BBB	1,000,000	1,079,330

Hamilton Cnty., Swr. Syst. Rev. Rev. Bonds
(Metro. Swr. Dist.), Ser. A, NATL, U.S. Govt. Coll.,
5s, 12/1/28 (Prerefunded 12/1/16)	AA+	6,130,000	6,310,712

Lorain Cnty., Hosp. Rev. Bonds
(Catholic Hlth. Partners), Ser. C-2,
AGM, 5s, 4/1/24	AA	5,000,000	5,421,100

OH Hsg. Fin. Agcy. Rev. Bonds (Single Fam.
Mtge.), Ser. 1, GNMA Coll., FNMA Coll., FHMLC
Coll., 5s, 11/1/28	Aaa	825,000	861,292

OH State Private Activity Rev. Bonds
(Portsmouth Bypass), AGM, 5s, 12/31/35	AA	1,750,000	1,997,083

OH State Tpk. Comm. Rev. Bonds (Infrastructure),
Ser. A-1, 5 1/4s, 2/15/33	A1	1,775,000	2,106,783

Southeastern OH Port Auth. Hosp.
Fac. Rev. Bonds
5 3/4s, 12/1/32	BB/F	1,350,000	1,509,341
(Memorial Hlth. Syst. Oblig. Group),
5 1/2s, 12/1/43	BB/F	145,000	159,104

Youngstown State U. Rev. Bonds, 5s, 12/15/25	A2	2,000,000	2,323,520

			28,687,441
Oklahoma (0.7%)
OK State Tpk. Auth. VRDN, Ser. F, 0.35s, 1/1/28	VMIG1	6,765,000	6,765,000

			6,765,000
Oregon (0.6%)
OR Hlth. Sciences U. Rev. Bonds, Ser. A, 5 3/4s,
7/1/39 (Prerefunded 7/1/19)	Aa3	2,000,000	2,304,060

OR State G.O. Bonds, Ser. F, 5s, 5/1/39	Aa1	2,635,000	3,133,726

			5,437,786

28	Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

Pennsylvania (4.8%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(UPMC Hlth.), Ser. B, NATL, 6s, 7/1/24	Aa3	$2,210,000	$2,858,878

Cumberland Cnty., Muni. Auth. Rev. Bonds
(Presbyterian Homes Oblig. Group), Ser. A
5 1/4s, 1/1/19	BBB+/F	1,465,000	1,602,490
5.15s, 1/1/18	BBB+/F	665,000	705,359

Delaware River Port Auth. PA & NJ Rev.
Bonds, 5s, 1/1/30	A	6,860,000	8,070,241

East Hempfield Twp., Indl. Dev. Auth. Rev.
Bonds (Millersville U. Student Hsg. & Svcs.,
Inc.), 5s, 7/1/29	Baa3	500,000	567,415

East Stroudsburg, Area School Dist. G.O. Bonds,
AGM, 5s, 9/1/27	Baa1	5,500,000	5,907,660

Erie, Higher Ed. Bldg. Auth. Rev. Bonds
(Mercyhurst College), 5 1/2s, 3/15/38	BBB–	1,275,000	1,343,710

Montgomery Cnty., Indl. Dev. Auth. Wtr. Fac. Rev.
Bonds (Aqua PA, Inc.), Ser. A, 5 1/4s, 7/1/42	AA–	3,250,000	3,488,940

PA State Higher Edl. Fac. Auth. Rev. Bonds
(U. of Sciences Philadelphia), 5s, 11/1/42	A3	1,500,000	1,663,545

PA State Hsg. Fin. Agcy. Rev. Bonds,
Ser. 15-117A, 3.95s, 10/1/30	AA+	1,200,000	1,234,908

PA State Pub. School Bldg. Auth. Rev. Bonds
(School Dist. Philadelphia)
5s, 4/1/24	Ba2	1,000,000	1,100,250
5s, 4/1/23	Ba2	1,000,000	1,099,110

PA State Tpk. Comm. Rev. Bonds, Ser. A
5s, 12/1/44	A1	5,245,000	5,962,149
5s, 12/1/38	A1	2,250,000	2,583,315

Philadelphia, Gas Wks. Rev. Bonds
5s, 8/1/32	A–	1,000,000	1,176,680
5s, 8/1/31	A–	1,000,000	1,182,070

Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev.
Bonds (Graduate Hlth. Syst. Oblig. Group), 7 1/4s,
8/1/17 (In default) †	D/P	5,167,643	517

Pittsburgh & Allegheny Cnty., Sports & Exhib.
Auth. Hotel Rev. Bonds, AGM, 5s, 2/1/35	AA	3,000,000	3,382,740

Pittsburgh, G.O. Bonds, Ser. B, 5s, 9/1/25	A1	2,500,000	2,976,925

			46,906,902
Rhode Island (0.3%)
Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. B, 5s, 6/1/50	BBB+/F	3,250,000	3,400,443

			3,400,443
South Carolina (1.9%)
Berkeley Cnty., School Dist. Rev. Bonds
(Installment Lease Securing Assets for Ed.),
5 1/8s, 12/1/30 (Prerefunded 12/1/16)	Aa3	5,000,000	5,149,800

SC State Pub. Svc. Auth. Rev. Bonds
(Santee Cooper), Ser. A, 5 3/4s, 12/1/43	AA–	6,000,000	7,327,440
Ser. A, 5 1/2s, 12/1/54	AA–	2,000,000	2,307,640
Ser. A, 5s, 12/1/50	AA–	2,500,000	2,816,525
Ser. A, 5s, 12/1/25	AA–	750,000	931,695

			18,533,100

Tax Exempt Income Fund	29

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

Tennessee (0.6%)
Metro. Govt. Nashville & Davidson Ctny. Hlth. &
Edl. Fac. Board Rev. Bonds (Vanderbilt U.
Med. Ctr.), Ser. A, 5s, 7/1/40 ##	A3	$750,000	$864,990

TN Energy Acquisition Corp. Gas Rev. Bonds,
Ser. A, 5 1/4s, 9/1/20	A3	4,000,000	4,613,080

			5,478,070
Texas (14.5%)
Aldine, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG, 5s, 2/15/25 (Prerefunded 2/15/17)	Aaa	2,000,000	2,076,340

Angleton, G.O. Bonds (Indpt. School Bldg. Dist.)
PSFG, 5s, 2/15/30	Aaa	2,985,000	3,088,132
PSFG, U.S. Govt. Coll., 5s, 2/15/30
(Prerefunded 2/15/17)	Aaa	700,000	726,719

Beaumont, Indpt. School Dist. G.O. Bonds
(School Bldg.), AGC, 5 1/8s, 2/15/30	AA	2,550,000	2,638,179

Brazos River Harbor Naval Dist. Env. Rev. Bonds
(Dow Chemical Co.), Ser. A-4, 5.95s, 5/15/33	BBB	1,100,000	1,202,971

Brazos, Harbor Indl. Dev. Corp. Env. Fac.
Mandatory Put Bonds (5/1/28) (Dow Chemical),
5.9s, 5/1/38	BBB	3,450,000	3,683,945

Central TX Regl. Mobility Auth. Rev. Bonds
(Sr. Lien), Ser. A, 5s, 1/1/33	BBB+	650,000	750,178

Dallas Cnty., Util. & Reclamation Dist. G.O. Bonds,
Ser. B, AMBAC, 5 3/8s, 2/15/29	A3	9,500,000	9,859,385

Dallas, Area Rapid Transit Rev. Bonds, Ser. A,
5s, 12/1/46	AA+	1,250,000	1,470,788

Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp. Rev.
Bonds, Ser. A, 5 1/4s, 11/1/30	A+	5,000,000	5,905,300

Grand Parkway Trans. Corp. Rev. Bonds (Sub. Tier
Toll Syst.), Ser. B, 5s, 4/1/53	AA+	1,800,000	2,000,304

Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev.
Bonds (YMCA of the Greater Houston Area),
Ser. A, 5s, 6/1/28	Baa3	1,300,000	1,443,273

Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(The Methodist Hosp.), Ser. C-1, 0.34s, 12/1/24	A-1+	4,850,000	4,850,000

Houston, Arpt. Syst. Rev. Bonds,
Ser. A, 5s, 7/1/25	A+	3,500,000	3,982,300

Houston, Higher Ed. Fin. Co. Rev. Bonds
(Cosmos Foundation), Ser. A, 5s, 2/15/32	BBB	1,250,000	1,380,575

Houston, Util. Syst. Rev. Bonds
Ser. D, 5s, 11/15/39	Aa2	2,285,000	2,663,419
Ser. A, 5s, 11/15/33	AA	6,500,000	7,503,535

La Vernia, Higher Ed. Fin. Corp. Rev.
Bonds (Kipp, Inc.), Ser. A, 6 3/8s, 8/15/44
(Prerefunded 8/15/19)	BBB	1,700,000	1,999,404

Laredo, Intl., Toll Bridge Rev. Bonds, Ser. B, AGM,
5s, 10/1/16	AA	750,000	752,378

30	Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

Texas cont.
Leander, Indpt. School Dist. G.O. Bonds
(School Bldg.)
PSFG, zero %, 8/15/19	AAA	$195,000	$174,679
PSFG, U.S. Govt. Coll., zero %, 8/15/19
(Prerefunded 8/15/17)	AAA/P	4,805,000	4,317,677

Lower CO River Auth. Transmission Svcs. Contract
Corp. Rev. Bonds, 5s, 5/15/40	A	750,000	854,663

Matagorda Cnty., Poll. Control Rev. Bonds
(Dist. No. 1), Ser. A, AMBAC, 4.4s, 5/1/30	Baa1	2,250,000	2,595,398

New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Wesleyan Homes, Inc.), 5 1/2s, 1/1/43	BB–/P	750,000	776,760
(TX A&M U. Collegiate & Student Hsg. College
Station I, LLC), Ser. A, 5s, 4/1/29	Baa3	1,085,000	1,223,348

North TX, Tollway Auth. Rev. Bonds
(1st Tier), Ser. I, 6 1/2s, 1/1/43	A1	9,700,000	12,309,397
(1st Tier), Ser. A, 6s, 1/1/25	A1	640,000	693,856
(1st Tier), Ser. A, FNMA Coll., U.S. Govt. Coll., 6s,
1/1/25 (Prerefunded 1/1/18)	AAA/P	4,560,000	4,970,263
Ser. A, 5 5/8s, 1/1/33	A1	1,630,000	1,752,543
Ser. A, FHL Banks Coll., FHLMC Coll., U.S. Govt.
Coll., 5 5/8s, 1/1/33 (Prerefunded 1/1/18)	A1	1,370,000	1,484,409
Ser. A, NATL, 5 1/8s, 1/1/28	AA–	5,000,000	5,332,150
Ser. D, AGC, zero %, 1/1/28	AA	11,620,000	8,116,686

Red River, Hlth. Retirement Fac. Dev. Corp.
Rev. Bonds (Sears Methodist Retirement Syst.
Oblig. Group)
Ser. C, 6 1/4s, 5/9/53 (In default) †	D/P	46,000	69
Ser. B, 6.15s, 11/15/49 (In default) †	D/P	700,000	1,050
Ser. A, 6.05s, 11/15/46 (In default) †	D/P	525,000	788
Ser. D, 6.05s, 11/15/46 (In default) †	D/P	91,000	137
Ser. A, 5.15s, 11/15/27 (In default) †	D/P	1,490,000	2,235

San Antonio, Arpt. Syst. Rev. Bonds, AGM,
5 1/4s, 7/1/32	AA	1,415,000	1,483,613

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Rev.
Bonds (Trinity Terrace), Ser. A-1, 5s, 10/1/44	BBB+/F	1,000,000	1,080,340

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp.
Retirement Fac. Rev. Bonds (Buckner Retirement
Svcs., Inc.)
5 1/4s, 11/15/27	A/F	1,000,000	1,048,480
5 1/4s, 11/15/22	A/F	2,500,000	2,666,450

TX Muni. Gas Acquisition & Supply Corp. I Rev.
Bonds, Ser. A, 5 1/4s, 12/15/26	Baa1	5,000,000	6,104,450

TX Private Activity Surface Trans. Corp. Rev.
Bonds (NTE Mobility), 6 7/8s, 12/31/39	Baa2	1,650,000	1,961,289

TX State G.O. Bonds, 5s, 4/1/44	Aaa	5,000,000	5,833,150

TX State Affordable Hsg. Corp. Single Fam.
Mtge. Rev. Bonds (Professional Ed. Home Loan),
Ser. A-3, FHLMC Coll., GNMA Coll., FNMA Coll.,
5.6s, 2/1/39	Aaa	406,535	421,321

Tax Exempt Income Fund	31

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

Texas cont.
TX State Indl. Dev. Corp. Rev. Bonds
(Arco Pipelines Co.), 7 3/8s, 10/1/20	A2	$4,000,000	$4,988,840

TX State Muni. Gas Acquisition & Supply Corp. III
Rev. Bonds, 5s, 12/15/29	A3	2,475,000	2,819,768

TX State Wtr. Dev. Board Rev. Bonds, Ser. A,
5s, 10/15/45	AAA	3,000,000	3,554,070

Victoria, Indpt. School Dist. G.O. Bonds
(School Bldg.), PSFG, 5s, 2/15/24	Aaa	3,375,000	3,497,546

Victoria, Util. Syst. Rev. Bonds, AMBAC, U.S. Govt.
Coll., 5s, 12/1/27 (Prerefunded 12/1/17)	AA–	3,960,000	4,227,538

			142,270,088
Utah (0.8%)
Murray City, Hosp. VRDN (IHC Hlth. Svcs., Inc.),
Ser. C, 0.32s, 5/15/36	Aa1	6,660,000	6,660,000

Salt Lake City, Hosp. Rev. Bonds, AMBAC, U.S.
Govt. Coll., 6 3/4s, 5/15/20
(Escrowed to maturity)	AAA/P	1,400,000	1,405,040

			8,065,040
Vermont (0.1%)
VT State Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds
(U. of VT Med. Ctr.), Ser. A
5s, 12/1/36	A3	500,000	584,105
5s, 12/1/35	A3	500,000	586,965

			1,171,070
Virginia (2.7%)
Chesterfield Cnty., Econ. Dev. Auth. Poll. Control
Rev. Bonds (VA Elec. & Pwr.), Ser. A, 5s, 5/1/23	A2	1,575,000	1,753,463

Henrico Cnty., Econ. Dev. Auth. Res. Care Fac.
Rev. Bonds (VA United Methodist Homes, Inc.)
5s, 6/1/25	BB+/P	410,000	457,958
5s, 6/1/23	BB+/P	445,000	504,020

Henrico Cnty., Indl. Dev. Auth. Rev. Bonds, AGM,
5.929s, 8/23/27	AA	13,100,000	15,228,750

VA State Small Bus. Fin. Auth. Rev. Bonds
(Express Lanes, LLC), 5s, 7/1/34	BBB–	1,200,000	1,315,668

Washington Cnty., Indl. Dev. Auth. Hosp. Fac. Rev.
Bonds (Mountain States Hlth. Alliance), Ser. C,
7 3/4s, 7/1/38	Baa1	6,100,000	6,933,626

			26,193,485
Washington (0.8%)
Port of Seattle, Rev. Bonds, Ser. C, 5s, 4/1/40	A1	1,000,000	1,120,250

WA State G.O. Bonds, Ser. A-1, 5s, 8/1/37	Aa1	1,580,000	1,877,672

WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7s, 7/1/39
(Prerefunded 7/1/19)	Baa1	1,250,000	1,489,738
Ser. B, NATL, 5s, 2/15/27	AA–	1,815,000	1,897,474
(Central WA Hlth. Svcs. Assn.), 4s, 7/1/36	Baa1	1,620,000	1,636,524

			8,021,658

32	Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

West Virginia (0.4%)
Pleasants Cnty., Poll. Control Rev. Bonds
(Allegheny), Ser. F, 5 1/4s, 10/15/37	Baa3	$2,500,000	$2,579,575

WV State Econ. Dev. Auth. Solid Waste Disp.
Fac. FRB (Appalachian Pwr. Co.), Ser. A,
5 3/8s, 12/1/38	Baa1	1,000,000	1,117,650

			3,697,225
Wisconsin (1.0%)
Pub. Fin. Auth. Arpt. Fac. Rev. Bonds
(Sr. Oblig. Group), 5 1/4s, 7/1/28	BBB	1,000,000	1,113,860

WI State Rev. Bonds, Ser. A, 6s, 5/1/27	Aa3	3,500,000	4,023,530

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Prohealth Care, Inc.), 6 5/8s, 2/15/39
(Prerefunded 2/15/19)	A1	3,000,000	3,475,680
(Three Pillars Sr. Living), 5s, 8/15/28	A–/F	1,040,000	1,159,704

			9,772,774
Wyoming (0.8%)
Campbell Cnty., Solid Waste Fac. Rev. Bonds
(Basin Elec. Pwr. Co-op), Ser. A, 5 3/4s, 7/15/39	A1	3,000,000	3,409,332

WY Muni. Pwr. Agcy. Pwr. Supply Rev.
Bonds, Ser. A
5 1/2s, 1/1/38	A2	2,800,000	2,991,968
5 1/2s, 1/1/33	A2	1,410,000	1,511,717

			7,913,017

Total municipal bonds and notes (cost $888,673,017)			$973,068,910

PREFERRED STOCKS (0.6%)*		Shares	Value

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. A-5, 5s cum. pfd.		3,450,000	$3,657,000

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. B,
7 3/4s cum. pfd.		2,000,000	2,157,720

Total preferred stocks (cost $5,450,000)			$5,814,720

TOTAL INVESTMENTS

Total investments (cost $894,123,017)			$978,883,630

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2015 through March 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $982,968,276.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.

† This security is non-income-producing.

## Forward commitment, in part or in entirety (Note 1).

Tax Exempt Income Fund	33

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Utilities	15.6%
Transportation	14.8
Health care	13.6
State debt	12.6
Prerefunded	12.1

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$973,055,595	$13,315

Preferred stocks	—	5,814,720	—

Totals by level	$—	$978,870,315	$13,315

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

34	Tax Exempt Income Fund

Statement of assets and liabilities 3/31/16 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $894,123,017)	$978,883,630

Cash	741,718

Interest and other receivables	13,292,456

Receivable for shares of the fund sold	1,213,126

Receivable for investments sold	5,335

Prepaid assets	38,214

Total assets	994,174,479

LIABILITIES

Payable for investments purchased	4,313,356

Payable for purchases of delayed delivery securities (Note 1)	2,316,838

Payable for shares of the fund repurchased	2,586,144

Payable for compensation of Manager (Note 2)	359,665

Payable for custodian fees (Note 2)	5,361

Payable for investor servicing fees (Note 2)	108,888

Payable for Trustee compensation and expenses (Note 2)	414,091

Payable for administrative services (Note 2)	3,349

Payable for distribution fees (Note 2)	510,664

Distributions payable to shareholders	476,239

Other accrued expenses	111,608

Total liabilities	11,206,203

Net assets	$982,968,276

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$930,639,304

Undistributed net investment income (Note 1)	214,473

Accumulated net realized loss on investments (Note 1)	(32,646,114)

Net unrealized appreciation of investments	84,760,613

Total — Representing net assets applicable to capital shares outstanding	$982,968,276

(Continued on next page)

Tax Exempt Income Fund	35

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($885,449,282 divided by 100,745,884 shares)	$8.79

Offering price per class A share (100/96.00 of $8.79)*	$9.16

Net asset value and offering price per class B share ($7,475,361 divided by 850,355 shares)**	$8.79

Net asset value and offering price per class C share ($38,598,148 divided by 4,381,890 shares)**	$8.81

Net asset value and redemption price per class M share ($6,521,935 divided by 739,679 shares)	$8.82

Offering price per class M share (100/96.75 of $8.82)†	$9.12

Net asset value, offering price and redemption price per class Y share
($44,923,550 divided by 5,099,993 shares)	$8.81

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

36	Tax Exempt Income Fund

Statement of operations Six months ended 3/31/16 (Unaudited)

INTEREST INCOME	$21,534,017

EXPENSES

Compensation of Manager (Note 2)	$2,093,844

Investor servicing fees (Note 2)	328,526

Custodian fees (Note 2)	6,487

Trustee compensation and expenses (Note 2)	39,527

Distribution fees (Note 2)	1,173,559

Administrative services (Note 2)	16,181

Other	161,479

Total expenses	3,819,603

Expense reduction (Note 2)	(661)

Net expenses	3,818,942

Net investment income	17,715,075

Net realized loss on investments (Notes 1 and 3)	(1,999,192)

Net unrealized appreciation of investments during the period	11,501,500

Net gain on investments	9,502,308

Net increase in net assets resulting from operations	$27,217,383

The accompanying notes are an integral part of these financial statements.

Tax Exempt Income Fund	37

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 3/31/16*	Year ended 9/30/15

Operations:
Net investment income	$17,715,075	$37,257,461

Net realized gain (loss) on investments	(1,999,192)	1,486,053

Net unrealized appreciation (depreciation) of investments	11,501,500	(11,400,272)

Net increase in net assets resulting from operations	27,217,383	27,343,242

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	(160,137)	(992,119)

Class B	(1,286)	(8,102)

Class C	(6,550)	(35,272)

Class M	(1,206)	(6,602)

Class Y	(7,278)	(43,811)

From tax-exempt net investment income
Class A	(15,893,979)	(33,664,181)

Class B	(106,782)	(227,726)

Class C	(512,175)	(985,592)

Class M	(106,756)	(211,785)

Class Y	(774,266)	(1,533,116)

Increase (decrease) from capital share transactions (Note 4)	16,698,338	(21,423,003)

Total increase (decrease) in net assets	26,345,306	(31,788,067)

NET ASSETS

Beginning of period	956,622,970	988,411,037

End of period (including undistributed net investment
income of $214,473 and $69,813, respectively)	$982,968,276	$956,622,970

* Unaudited.

The accompanying notes are an integral part of these financial statements.

38	Tax Exempt Income Fund

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Tax Exempt Income Fund	39

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized				Non-				of expenses	income (loss)
	value,		and unrealized	Total from	From		recurring	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	reimburse	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss)	on investments	operations	income	distributions	ments	of period	value (%)[a]	(in thousands)	(%)[b]	(%)	(%)

Class A
March 31, 2016**	$8.70	.16	.09	.25	(.16)	(.16)	—	$8.79	2.90*	$885,449	.38*	1.84*	6*
September 30, 2015	8.80	.34	(.10)	.24	(.34)	(.34)	—	8.70	2.78	870,134.75		3.83	16
September 30, 2014	8.44	.35	.35	.70	(.34)	(.34)	—[c,d]	8.80	8.49	903,820.75		4.03	6
September 30, 2013	9.08	.35	(.65)	(.30)	(.34)	(.34)	—	8.44	(3.37)	963,579.74		3.89	10
September 30, 2012	8.59	.37	.48	.85	(.36)	(.36)	—	9.08	10.09	1,151,395.75		4.15	14
September 30, 2011	8.71	.40	(.14)	.26	(.38)	(.38)	—[c,e]	8.59	3.25	1,077,869.75		4.74	9

Class B
March 31, 2016**	$8.70	.13	.09	.22	(.13)	(.13)	—	$8.79	2.58*	$7,475	.70*	1.53*	6*
September 30, 2015	8.80	.28	(.09)	.19	(.29)	(.29)	—	8.70	2.13	7,141	1.38	3.20	16
September 30, 2014	8.44	.29	.36	.65	(.29)	(.29)	—[c,d]	8.80	7.81	7,516	1.38	3.41	6
September 30, 2013	9.08	.29	(.64)	(.35)	(.29)	(.29)	—	8.44	(3.99)	9,093	1.37	3.26	10
September 30, 2012	8.59	.31	.48	.79	(.30)	(.30)	—	9.08	9.39	10,912	1.38	3.50	14
September 30, 2011	8.71	.34	(.13)	.21	(.33)	(.33)	—[c,e]	8.59	2.59	7,683	1.38	4.12	9

Class C
March 31, 2016**	$8.72	.13	.09	.22	(.13)	(.13)	—	$8.81	2.49*	$38,598	.77*	1.46*	6*
September 30, 2015	8.81	.27	(.09)	.18	(.27)	(.27)	—	8.72	2.08	33,963	1.53	3.05	16
September 30, 2014	8.46	.28	.34	.62	(.27)	(.27)	—[c,d]	8.81	7.51	31,947	1.53	3.25	6
September 30, 2013	9.10	.28	(.65)	(.37)	(.27)	(.27)	—	8.46	(4.13)	36,599	1.52	3.12	10
September 30, 2012	8.61	.30	.48	.78	(.29)	(.29)	—	9.10	9.22	37,468	1.53	3.35	14
September 30, 2011	8.72	.33	(.12)	.21	(.32)	(.32)	—[c,e]	8.61	2.57	26,932	1.53	3.96	9

Class M
March 31, 2016**	$8.73	.15	.09	.24	(.15)	(.15)	—	$8.82	2.75*	$6,522	.52*	1.71*	6*
September 30, 2015	8.82	.31	(.08)	.23	(.32)	(.32)	—	8.73	2.59	6,179	1.03	3.55	16
September 30, 2014	8.47	.32	.35	.67	(.32)	(.32)	—[c,d]	8.82	8.04	6,553	1.03	3.75	6
September 30, 2013	9.11	.32	(.64)	(.32)	(.32)	(.32)	—	8.47	(3.64)	6,537	1.02	3.62	10
September 30, 2012	8.61	.34	.50	.84	(.34)	(.34)	—	9.11	9.89	6,555	1.03	3.86	14
September 30, 2011	8.73	.37	(.13)	.24	(.36)	(.36)	—[c,e]	8.61	2.95	5,131	1.03	4.47	9

Class Y
March 31, 2016**	$8.72	.17	.09	.26	(.17)	(.17)	—	$8.81	3.01*	$44,924	.27*	1.95*	6*
September 30, 2015	8.81	.36	(.09)	.27	(.36)	(.36)	—	8.72	3.11	39,206.53		4.06	16
September 30, 2014	8.46	.36	.35	.71	(.36)	(.36)	—[c,d]	8.81	8.59	38,575.53		4.24	6
September 30, 2013	9.10	.37	(.65)	(.28)	(.36)	(.36)	—	8.46	(3.15)	27,268.52		4.11	10
September 30, 2012	8.60	.38	.50	.88	(.38)	(.38)	—	9.10	10.43	36,018.53		4.34	14
September 30, 2011	8.72	.41	(.13)	.28	(.40)	(.40)	—[c,e]	8.60	3.47	22,427.53		4.93	9

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40	Tax Exempt Income Fund	Tax Exempt Income Fund	41

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

c Amount represents less than $0.01 per share.

d Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Morgan Stanley & Co. which amounted to less than $0.01 per share outstanding on December 3, 2013.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

The accompanying notes are an integral part of these financial statements.

42	Tax Exempt Income Fund

Notes to financial statements 3/31/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2015 through March 31, 2016.

Putnam Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes to be consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (three years or longer). Under normal circumstances, the fund invests at least 80% of its net assets in tax-exempt investments, which for purposes of this policy exclude investments paying interest subject to the federal AMT for individuals. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge and class M shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax Exempt Income Fund	43

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a forward commitment basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

44	Tax Exempt Income Fund

At September 30, 2015, the fund had a capital loss carryover of $28,841,853 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$4,451,156	$2,625,189	$7,076,345	*

150,375	N/A	150,375	September 30, 2016

6,919,758	N/A	6,919,758	September 30, 2017

13,617,607	N/A	13,617,607	September 30, 2018

1,077,768	N/A	1,077,768	September 30, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Fund has elected to defer certain capital losses of $1,293,325 recognized during the period between November 1, 2014 and September 30, 2015 to its fiscal year ending September 30, 2016.

The aggregate identified cost on a tax basis is $893,452,879, resulting in gross unrealized appreciation and depreciation of $92,285,298 and $6,854,547, respectively, or net unrealized appreciation of $85,430,751.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,

0.540%	of the next $5 billion,	0.370%	of the next $50 billion,

0.490%	of the next $10 billion,	0.360%	of the next $100 billion and

0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

Putnam Management has contractually agreed, through January 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management will pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

Tax Exempt Income Fund	45

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3), a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$297,882	Class M	2,179

Class B	2,426	Class Y	13,740

Class C	12,299	Total	$328,526

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $661 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $670, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$946,074	Class M	16,053

Class B	30,359	Total	$1,173,559

Class C	181,073

46	Tax Exempt Income Fund

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $26,039 and $117 from the sale of class A and class M shares, respectively, and received $425 and $917 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$81,003,645	$52,072,781

U.S. government securities (Long-term)	—	—

Total	$81,003,645	$52,072,781

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/16		Year ended 9/30/15

Class A	Shares	Amount	Shares	Amount

Shares sold	6,247,855	$54,708,259	9,168,726	$80,614,042

Shares issued in connection with
reinvestment of distributions	1,539,082	13,478,440	3,296,124	28,961,637

	7,786,937	68,186,699	12,464,850	109,575,679

Shares repurchased	(7,040,646)	(61,611,694)	(15,219,930)	(133,797,885)

Net increase (decrease)	746,291	$6,575,005	(2,755,080)	$(24,222,206)

	Six months ended 3/31/16		Year ended 9/30/15

Class B	Shares	Amount	Shares	Amount

Shares sold	86,672	$760,334	78,926	$695,847

Shares issued in connection with
reinvestment of distributions	10,544	92,342	22,559	198,283

	97,216	852,676	101,485	894,130

Shares repurchased	(67,378)	(589,421)	(135,260)	(1,193,053)

Net increase (decrease)	29,838	$263,255	(33,775)	$(298,923)

	Six months ended 3/31/16		Year ended 9/30/15

Class C	Shares	Amount	Shares	Amount

Shares sold	648,761	$5,687,750	793,923	$6,992,386

Shares issued in connection with
reinvestment of distributions	46,843	411,132	92,581	815,075

	695,604	6,098,882	886,504	7,807,461

Shares repurchased	(208,423)	(1,826,008)	(616,254)	(5,421,407)

Net increase	487,181	$4,272,874	270,250	$2,386,054

Tax Exempt Income Fund	47

	Six months ended 3/31/16		Year ended 9/30/15

Class M	Shares	Amount	Shares	Amount

Shares sold	68,277	$599,188	78,471	$694,809

Shares issued in connection with
reinvestment of distributions	11,708	102,871	23,487	206,968

	79,985	702,059	101,958	901,777

Shares repurchased	(48,211)	(424,691)	(136,784)	(1,214,669)

Net increase (decrease)	31,774	$277,368	(34,826)	$(312,892)

	Six months ended 3/31/16		Year ended 9/30/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,127,259	$9,896,383	1,586,510	$13,934,018

Shares issued in connection with
reinvestment of distributions	71,006	623,180	144,356	1,271,425

	1,198,265	10,519,563	1,730,866	15,205,443

Shares repurchased	(594,178)	(5,209,727)	(1,611,452)	(14,180,479)

Net increase	604,087	$5,309,836	119,414	$1,024,964

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

48	Tax Exempt Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Marketing Services	George Putnam, III	Janet C. Smith
Putnam Retail Management	Robert L. Reynolds	Vice President,
One Post Office Square	W. Thomas Stephens	Principal Accounting Officer,
Boston, MA 02109		and Assistant Treasurer
Officers
Custodian	Robert L. Reynolds	Susan G. Malloy
State Street Bank	President	Vice President and
and Trust Company		Assistant Treasurer
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	James P. Pappas
Ropes & Gray LLP	Principal Executive Officer, and	Vice President
Compliance Liaison
Mark C. Trenchard
	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Principal Financial Officer
Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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SA041
299992 5/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Tax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 27, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: May 27, 2016